SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : October 25, 2001


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust
          Agreement, dated as of April 1, 2001 providing for the issuance of Structured Asset Securities Corporation Pass-through Certificates, Series 2001-7A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-14               74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Pass-through Certificates, Series 2001-7A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of April 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee. On October 25,2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK, not in its
                                    individual capacity but solely as Trustee
                                     under the Agreement referred to herein


Date:  October 26, 2001            By:   /s/ Karen Schluter
                                     Trust Officer

INDEX TO EXHIBITS


      Exhibi
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 25, 2001

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-7A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     October 25, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                               Ending
                Face       Principal                                                     Realized   Deferred       Principal
Class          Value       Balance           Principal        Interest       Total         Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       151,536,000.00     131,202,587.91    6,453,827.93     601,345.19    7,055,173.12    0.00      0.00      124,748,759.98
A2        61,427,000.00      61,427,000.00            0.00     307,135.00      307,135.00    0.00      0.00       61,427,000.00
A3       100,000,000.00      90,453,306.15    3,030,122.00     452,266.53    3,482,388.53    0.00      0.00       87,423,184.15
A6           141,880.00         141,049.38            0.00           0.00            0.00    0.00      0.00          141,049.38
B1         7,454,000.00       7,440,864.21        2,665.24      37,204.32       39,869.56    0.00      0.00        7,438,198.97
B2         3,313,000.00       3,307,161.67        1,184.59      16,535.81       17,720.40    0.00      0.00        3,305,977.08
B3         2,484,000.00       2,479,622.58          888.18      12,398.11       13,286.29    0.00      0.00        2,478,734.40
B4         2,319,000.00       2,314,913.34          829.18      11,574.57       12,403.75    0.00      0.00        2,314,084.16
B5         1,325,000.00       1,322,665.02          473.77       6,613.33        7,087.10    0.00      0.00        1,322,191.25
B6         1,328,753.00       1,326,411.70          475.11       6,632.06        7,107.17    0.00      0.00        1,325,936.59
R                100.00               0.00            0.00           0.00            0.00    0.00      0.00                0.00
TOTALS   331,328,733.00     301,415,581.96    9,490,466.00   1,451,704.92   10,942,170.92    0.00      0.00      291,925,115.96

A4        12,628,000.00      10,933,548.99            0.00      54,667.74       54,667.74    0.00      0.00       10,395,730.00
A5        77,762,399.37      69,048,308.04            0.00     345,241.54      345,241.54    0.00      0.00       69,484,182.10
----------------------------------------------------------------------------------------------------------------------------------

Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                         Current
                           Beginning                                                            Ending          Class   Pass-thru
Class       cusip          Principal        Principal         Interest         Total           Principal                 Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
A1        86358RAA5        865.81794366   42.58940404     3.96833221      46.55773625          823.22853962     A1    5.500000 %
A2        86358RAB3      1,000.00000000    0.00000000     5.00000000       5.00000000        1,000.00000000     A2    6.000000 %
A3        86358RAC1        904.53306150   30.30122000     4.52266530      34.82388530          874.23184150     A3    6.000000 %
A6        86358RAF4        994.14561601    0.00000000     0.00000000       0.00000000          994.14561601     A6    0.000000 %
B1        86358RAG2        998.23775288    0.35755836     4.99118862       5.34874698          997.88019453     B1    6.000000 %
B2        86358RAH0        998.23775128    0.35755810     4.99118925       5.34874736          997.88019318     B2    6.000000 %
B3        86358RAJ6        998.23775362    0.35756039     4.99118760       5.34874799          997.88019324     B3    6.000000 %
B4                         998.23774903    0.35755929     4.99119017       5.34874946          997.88018974     B4    6.000000 %
B5                         998.23775094    0.35756226     4.99119245       5.34875472          997.88018868     B5    6.000000 %
B6                         998.23797199    0.35756081     4.99119099       5.34875180          997.88041118     B6    6.000000 %
R         86358RAK3          0.00000000    0.00000000     0.00000000       0.00000000            0.00000000     R     6.000000 %
TOTALS                     909.71760653   28.64365524     4.38146401      33.02511926          881.07395129

A4        86358RAD9        865.81794346    0.00000000     4.32908933       4.32908933          823.22853975     A4    6.000000 %
A5        86358RAE7        887.93952604    0.00000000     4.43969763       4.43969763          893.54472937     A5    6.000000 %
------------------------------------------------------------------------------------------------------------   -------------------

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-7A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     October 25, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                 Original         Beginning                                                                            Ending
                   Face           Principal                                                   Realized   Deferred      Principal
Class             Value           Balance       Principal        Interest       Total          Losses    Interest      Balance
-----------------------------------------------------------------------------------------------------------------------------------
LTA1     151,536,000.00     131,202,587.91     6,453,827.93       601,345.19     7,055,173.12    0.00      0.00      124,748,759.98
LTA2      61,427,000.00      61,427,000.00             0.00       307,135.00       307,135.00    0.00      0.00       61,427,000.00
LTA3     100,000,000.00      90,453,306.15     3,030,122.00       452,266.53     3,482,388.53    0.00      0.00       87,423,184.15
LTAR             100.00               0.00             0.00             0.00             0.00    0.00      0.00                0.00
LTB       18,223,753.12      18,191,638.66         6,516.06        90,958.19        97,474.25    0.00      0.00       18,185,122.60
LTR                0.00               0.00             0.00             0.00             0.00    0.00      0.00                0.00
TOTALS   331,186,853.12     301,274,532.72     9,490,465.99     1,451,704.91    10,942,170.90    0.00      0.00      291,784,066.73

LTA4               0.00               0.00             0.00             0.00             0.00    0.00      0.00                0.00
LTA5               0.00               0.00             0.00       345,241.54       345,241.54    0.00      0.00                0.00
LTA6         141,880.00         141,049.38             0.00             0.00             0.00    0.00      0.00          141,049.38
-----------------------------------------------------------------------------------------------------------------------------------


Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                          Current
                    Beginning                                                        Ending                      Class   Pass-thru
Class     cusip     Principal     Principal         Interest         Total        Principal                               Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
LTA1               865.81794366    42.58940404    3.96833221   46.55773625          823.22853962                 LTA1    5.500000 %
LTA2             1,000.00000000     0.00000000    5.00000000    5.00000000        1,000.00000000                 LTA2    6.000000 %
LTA3               904.53306150    30.30122000    4.52266530   34.82388530          874.23184150                 LTA3    6.000000 %
LTAR                 0.00000000     0.00000000    0.00000000    0.00000000            0.00000000                 LTAR    0.000000 %
LTB                998.23776915     0.35755862    4.99118866    5.34874728          997.88021053                 LTB     6.000000 %
TOTALS             909.68143778    28.65592611    4.38334099   33.03926710          881.02551167
LTA6               994.14561601     0.00000000    0.00000000    0.00000000          994.14561601                 LTA6    0.000000 %
-------------------------------------------------------------------------------------------------------------   -------------------

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-7A
                                     October 25, 2001


Sec. 4.03(i)    Scheduled Principal Amounts                                                                    107,913.50

Sec. 4.03(i)    Unscheduled Principal Amounts                                                                9,382,552.49

Sec. 4.03(iv)   Aggregate Advances                                                                                   0.00

Sec. 4.03(v)    Ending Principal Balance                                                                   291,925,115.84

Sec. 4.03(vii)  Current Period Realized Losses                                                                       0.00

                Bankruptcy Losses                                                                                    0.00
                Fraud Losses                                                                                         0.00
                Special Hazard Losses                                                                                0.00

                Bankruptcy Loss Amount                                                                         100,000.00
                Fraud Loss Amount                                                                            6,626,575.00
                Special Hazard Loss Amount                                                                   3,014,155.82

                Servicing Fees                                                                                  94,192.45
                Sub-Servicing Fees (includes Retained Interest)                                                  2,981.98
                Trustee Fees                                                                                     1,004.72

Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                Group Totals
                ----------------------
                Category      Number    Principal Balance   Percentage
                1 Month          5            3,319,953.21     1.14 %
                2 Month          2            2,992,161.32     1.02 %
                3 Month          3            2,287,801.35     0.78 %
                 Total          10            8,599,915.88     2.94 %


                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure

                Group Totals
                ----------------------
                 Number    Principal Balance   Percentage
                   2        1,843,519.99          0.63 %




Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loans

                Group Totals
                ----------------------
                Number    Principal Balance   Percentage
                   0                0.00        0.00%

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-7A
                                       October 25, 2001


Sec.4.03(viii)  Aggregate Outstanding Interest Shortfalls

                Class a1 shortfall               0.00
                Class a2 shortfall               0.00
                Class a3 shortfall               0.00
                Class a4 shortfall               0.00
                Class a5 shortfall               0.00
                Class b1 shortfall               0.00
                Class b2 shortfall               0.00
                Class b3 shortfall               0.00
                Class b4 shortfall               0.00
                Class b5 shortfall               0.00
                Class b6 shortfall               0.00
                Class r shortfall                0.00


Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                Class a1 shortfall               0.00
                Class a2 shortfall               0.00
                Class a3 shortfall               0.00
                Class a4 shortfall               0.00
                Class a5 shortfall               0.00
                Class b1 shortfall               0.00
                Class b2 shortfall               0.00
                Class b3 shortfall               0.00
                Class b4 shortfall               0.00
                Class b5 shortfall               0.00
                Class b6 shortfall               0.00
                Class r shortfall                0.00

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
                   THE CHASE MANHATTAN BANK - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------



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